                                                                Exhibit 10.1(l)

                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

            THIS FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT is dated as of August 29, 1997 and is made and entered into by and among the undersigned parties (this "Amendment").

                                    Recitals

            All of the undersigned parties, except Pulitzer Publishing Company (the "New Investor"), are the parties to a certain Stockholders' Agreement, dated as of September 25, 1996 (the "Stockholders' Agreement"), relating to Mentus Media Corp., a Delaware corporation formerly named The Mentus Group, Inc. (the "Company").

            Pursuant to one or more Stock Purchase Agreements, dated as of the date hereof, the Company is selling to certain purchasers, including the New Investor, shares of the Series C Senior Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company.

            Such purchasers have advised the Company that the conditions to their willingness to purchase such shares include the admission of the New Investor as a party to and certain amendments of the Stockholders' Agreement.

            Therefore, in order to induce each such purchaser to purchase such shares to be purchased by it, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Defined Terms. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Stockholders' Agreement.

            2. Amendments to the Stockholders' Agreement. The undersigned parties who are parties to the Stockholders' Agreement hereby agree that, effective as of the date hereof, the Stockholders' Agreement is hereby amended as follows:

                  (a) The third sentence of the definition of "Contingent Obligation" in Section 1.1 of the Stockholders' Agreement is amended by adding the words "or any Series C Purchase Agreement" immediately after the term "Purchase Agreement" appearing in such sentence.

                  (b) The definition of "Initial Investors" in Section 1.1 of the

      Stockholders' Agreement is hereby amended to read in its entirety as follows:

                  "Initial Investors: Each of the entities named in the first paragraph of this Agreement as an `Initial Investor' and each of the New Investors."

                  (c) The definition of "Investors", in Section 1.1 of the Stockholders' Agreement is amended by substituting "Senior" for the word and letter "Series B Preferred" in each place such word and letter appear in such definition.

                  (d) The definition of "Junior Stock" in Section 1.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "Junior Stock: (i) Each class or series of Common Stock, (ii)
            the Series A Preferred Stock of the Company, (iii) any other class or series of capital stock of the Company hereafter created, other than (A) the Series B Preferred Stock or the Series C Preferred Stock, (B) any class or series of Parity Stock (except to the extent provided under clause (iv) of this sentence) and (C) any class or series of Senior Stock (except to the extent provided under clause
            (iv) of this sentence), and (iv) any class or series of Parity Stock or Senior Stock to the extent that it ranks junior to the Series B Preferred Stock or the Series C Preferred Stock as to dividend rights, rights of redemption or rights on liquidation, as the case may be. For purposes of clause (iv) above, a class or series of Parity Stock or Senior Stock shall rank junior to the Series B Preferred Stock or the Series C Preferred Stock as to dividend rights, rights of redemption or rights on liquidation if the holders of shares of Series B Preferred Stock or Series C Preferred Stock (as the case may be) shall be entitled to dividend payments, payments on redemption or payments of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in preference or priority to the holders of shares of such class or series."

                  (e) The definition of "Majority Investors " in Section 1.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "Majority Investors: As of any time, any Investor who holds, or Investors who hold in the aggregate, shares of Series B Preferred Stock, Series

            C Preferred Stock or both having an aggregate Liquidation Price (as hereinafter defined) representing more than 50% of the total Liquidation Price of all shares of Series B Preferred Stock and shares of Series C Preferred Stock then held by the Investors. "Liquidation Price" means, as of any time, (i) in the case of any Series B Share, the "Liquidation Price" of such Series B Share as of such time as defined in and determined in accordance with the Series B Certificate of Designation and (ii) in the case of any Series C Share, the "Liquidation Price" of such Series C Share as of such time as defined in and determined in accordance with the Series C Certificate of Designation."

                  (f) The definition of "Parity Stock" in Section 1.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "Parity Stock: (i) The Series B Preferred Stock, (ii) the
            Series C Preferred Stock and (iii) each other class or series of capital stock of the Company, if any, hereafter created with the approval of the Investors and ranking on a parity basis with the Series B Preferred Stock or the Series C Preferred Stock as to any of dividends, rights of redemption or rights on liquidation. Capital stock of any class or series shall rank on a parity as to dividends, rights of redemption or rights on liquidation with shares of Series B Preferred Stock or the Series C Preferred Stock, whether or not the dividend rates, dividend payment dates, redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series B Preferred Stock or the Series C Preferred Stock (as the case may be), if the holders of such stock shall be entitled to the receipt of dividends, amounts distributable upon dissolution, liquidation or winding up of the Company or redemption payments, as the case may be, in proportion to their respective dividend rates, liquidation prices or redemption prices, respectively, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series B Preferred Stock or the Series C Preferred Stock (as the case may be). No class or series of capital stock that ranks junior to the Series B Preferred Stock or the Series C Preferred Stock (as the case may be) as to rights on liquidation shall rank or be deemed to rank on a parity basis with the Series B Preferred Stock as to dividend rights or rights of redemption unless the instrument creating or evidencing such class or series of capital stock otherwise expressly provides."

                  (g) The definition of "Preferred Stock" in Section 1.1 of the Stockholders' Agreement is amended by deleting the words "Series A Preferred Stock and the Series B Preferred Stock" and substituting for such deleted words the words "Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock".

                  (h) The definition of "Restricted Person" in Section 1.1 of the Stockholders' Agreement is hereby amended by adding "or (z) any Series C Director" immediately after the end of clause (y) of the proviso.

                  (i) The definition of "Senior Stock" in Section 1.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "Senior Stock: Each class or series of capital stock of the
            Company, if any, hereafter created with the approval of the Investors and ranking prior to the Series B Preferred Stock or the Series C Preferred Stock as to dividends, rights of redemption or rights on liquidation. Capital stock of any class or series shall rank prior to the Series B Preferred Stock or the Series C Preferred Stock as to dividends, upon redemption or upon liquidation if the holders of such class or series shall be entitled to the receipt of dividends, payments on redemption or payments of amounts distributable upon the dissolution, liquidation or winding up of the Company, as the case may be, in preference or priority to the holders of shares of Series B Preferred Stock or Series C Preferred Stock (as the case may be). No class or series of capital stock that ranks junior to the Series B Preferred Stock or the Series C Preferred Stock as to rights on liquidation shall rank or be deemed to rank as senior to the Series B Preferred Stock or the Series C Preferred Stock (as the case may be) as to dividend rights or rights of redemption, unless the instrument creating or evidencing such class or series of capital stock otherwise expressly provides."

                  (j) The definition of "Transaction Documents" in Section 1.1 of the Stockholders' Agreement is hereby amended to read in its entirety as follows:

                  "Transaction Documents: Any and all of the "Transaction
            Documents" within the definition of such term in the Purchase Agreement, the Series C Purchase Agreement or any Co-Investment Agreement."

                  (k) Section 1.1 of the Stockholders' Agreement is hereby further amended by adding thereto, in the proper alphabetical order, the following additional defined terms:

                  "Additional Purchase Agreements: The Stock Purchase Agreement
            or Agreements, dated as of the date of the Series C

            Purchase Agreement, among the Company and certain purchasers of Series C Preferred Stock other than the Initial Investors (with such purchasers including Restricted Persons that have been identified to and are approved by the Majority Investors), as the same may be amended from time to time in accordance with their respective terms and the terms hereof."

                  "Co-Investment Agreement" means a stock purchase agreement pursuant to which Lazard, Freres & Co., any of its Affiliates or one or more other persons who are designated by it and reasonably satisfactory to the Company (collectively, 'Lazard') acquire shares of the Series C Preferred Stock after the date of the closing under the Series C Purchase Agreement and that is substantially in the form of the Series C Purchase Agreement and provides for the purchase and sale of such number of shares of Series C Preferred Stock for such price, at such time and on such terms and conditions as may be approved by a majority of the Board of Directors of the Company, which majority includes the Series B Director, in each case as the same may be amended from time to time in accordance with its terms and with the prior written consent of the Majority Investors.

                  "New Investor: means Pulitzer Publishing Company."

                  "Senior Stock: The Series B Preferred Stock or the Series C
            Preferred Stock."

                  "Series C Certificate of Designation: The Certificate of
            Designation in the form of Exhibit E to the Series C Purchase Agreement, filed with the Delaware Secretary of State pursuant to
            Section 151 of the DGCL or any successor provisions of the Company's Certificate of Incorporation as the same may be amended from time to time."

                  "Series C Director: As defined in Section 3.1."

                  "Series C Preferred Stock: The Series C Senior Cumulative

            Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company."

                  "Series C Purchase Agreement: That certain Stock Purchase
            Agreement among the Company, the original Initial Investors and the New Investor pursuant to which such original Initial Investors and the New Investor originally acquired shares of Series C Preferred Stock, as the same may be amended from time to time in accordance with its terms."

                  (l) Each of Sections 1.5 and 3.2 of the Stockholders' Agreement is amended by substituting "Senior Preferred Stock" for the term "Series B Preferred Stock" in each place such term appears in each such Section.

                  (m) Section 2.7 of the Stockholders' Agreement is amended by adding, "the Series C Certificate of Designation" immediately after the term "Series B Certificate of Designation" in each place such term appears.

                  (n) Section 3.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "3.1 Board Representation. Each Stockholder severally
            covenants and agrees that, such Stockholder shall vote, or cause to be voted, all Voting Equity from time to time owned or controlled by such Stockholder and which such Stockholder is entitled to vote for such purpose, as of the record date of any action of the shareholders of the Company, whether by consent or at a meeting, at which members of the Board of Directors are to be elected or to establish the number of Directors of the Company, in favor of a Board of Directors comprised of eight Directors designated as follows:

            "(a) Subject to Section 3.2 below, two Directors designated by the Shareholder Representative.

            "(b) Subject to Section 3.2 below, four Disinterested Outside Directors who are nominated by the Shareholder Representative.

            "(c) One Director (the 'Series B Director') elected by the holders of the Series B Preferred Stock as set forth in the Series B Certificate of Designation and one Director (the 'Series C

                  Director') elected by the holders of the Series C Preferred Stock as set forth in the Series C Certificate of Designation. The provisions of the Series B Certificate of Designation shall govern to designation, election and removal of the Series B Director and filling of any vacancy in the office of the Series B Director. The provisions of the Series C Certificate of Designation shall govern the designation, election and removal of the Series C Director and the filling of any vacancy in the office of the Series C Director. The provisions of Section 3.2, Section 3.3, Section 3.4, Section
                  3.5 and Section 3.6 shall apply only to the other six Directors comprising the Board of Directors. If the holders of the Series B Preferred Stock or the Series C Preferred Stock cease being entitled to elect a director as a class pursuant to the Series B Certificate of Designation or the Series C Certificate of Designation, respectively, the size of the entire Board of Directors shall be reduced by one director."

                  (o) Section 3.3 of the Stockholders' Agreement is amended by adding "or the Series C Certificate of Designation" immediately after the term "Series B Certificate of Designation" appearing in such Section.

                  (p) Clause (i) of the first sentence of Section 3.8(a) of the Stockholders' Agreement is amended by adding "or the Series C Certificate of Designation" immediately after the term "Series B Certificate of Designation" appearing in such clause.

                  (q) Clause (iii) of the first sentence of Section 3.8(a) of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "(iii) the Company will not (A) create, designate or issue any
            Senior Stock, (B) create or designate any Parity Stock other than the Series B Preferred Stock and the Series C Preferred Stock, (C) issue any shares of Series B Preferred Stock other than pursuant to the Purchase Agreement or Other Purchase Agreements, (D) issue any shares of Series C Preferred Stock other than pursuant to the Series C Purchase Agreement, the Pugliese Employment Agreement Amendment (as defined in the Series C Purchase Agreement) or as expressly contemplated by Section 2.4 of the Series C Purchase Agreement or
            (E) issue or sell any shares of Common Stock or any other equity interests of the Company or any rights to acquire or securities convertible into any Common Stock or other equity interests of the Company, whether upon exchange, conversion, exercise of purchase rights or otherwise, except in the case of this subclause
            (E) for grants of Employee Options approved by the Compensation Committee, the exercise of existing Employee Options or the conversion of any share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock in accordance with the terms thereof;"

                  (r) Clause (iv) of the first sentence of Section 3.8(a) of the Stockholders' Agreement is amended by (i) adding "or the Series C Preferred Stock" immediately after the term "Series B Preferred Stock" in each place that such term appears in such clause and (ii) adding "or the Series C Certificate of Designation, respectively," immediately after the term "Series B Certificate of Designation" appearing in such clause.

                  (s) The last sentence of Section 3.8(a) is amended to read in its entirety as follows:

                  "To the extent that the Company proposes to take any action or consummate any transaction of any kind specified in any clause of the immediately preceding sentence in order to redeem, or in connection with redemption of, all outstanding shares of the Series B Preferred Stock required or permitted by Section 6 of the Series B Certificate of Designation and the simultaneous redemption of all outstanding shares of the Series C Preferred Stock required or permitted by Section 6 of the Series C Certificate of Designation, the consent or approval of the Majority Investors shall not be required to the extent that the Company provides assurances, reasonably satisfactory to the Majority Investors, that such action or transaction will not be taken or consummated unless such redemptions are first or simultaneously effected in accordance with all applicable provisions of Section 6 of the Series B Certificate of Designation and of Section 6 of the Series C Certificate of Designation (including the requirements of Section 6(f) of each of the Series B Certificate of Designation and the Series C Certificate of Designation with respect to the indefeasible deposit of the applicable redemption price) and all applicable requirements of law and that the Company will not incur any liability or obligation in the event that such action or transaction is abandoned or any condition to the taking or consummation thereof (including the redemption of the Series B Shares and the Series C Shares as required by this sentence) is not satisfied."

                  (t) The first sentence of Section 3.9(c) of the Stockholders'

      Agreement is amended by deleting the words "or holder" immediately following the term "Investor" the first time such term appears in such sentence.

                  (u) Section 3.9(d) of the Stockholders' Agreement is amended by (i) adding ", Series C Preferred Stock" immediately after the term "Series B Preferred Stock" appearing in such Section and (ii) modifying the parenthetical immediately following the term "Conversion Stock" to read in its entirety as "(as defined in either the Series B Certificate of Designation or the Series C Certificate of Designation)."

                  (v) Section 3.12 of the Stockholders' Agreement is amended by adding, immediately after the term "Series B Preferred Stock" appearing in such Section, the following: "or of Conversion Securities (as defined in the Series C Certificate of Designation) issued upon conversion of any shares of Series C Preferred Stock."

                  (w) The first sentence of Section 3.13 of the Stockholders' Agreement is amended by adding "or, if there is no Series B Director the Series C Director" immediately after the term "Series B Director" appearing in such sentence.

                  (x) The next-to-last sentence of Section 3.13 of the Stockholders' Agreement is amended by adding "or the Series C Certificate of Designation" immediately after the term "Series B Certificate of Designation" appearing in such sentence.

                  (y) The last sentence of Section 3.13 of the Stockholders' Agreement is amended by (i) deleting from clause (i) thereof the words "in accordance with the Series B Certificate of Designation" and (ii) by substituting "Senior Preferred Stock" for the term "Series B Preferred Stock" in each of the two places such term appears in such sentence.

                  (z) Section 5.18 of the Stockholders' Agreement is amended to read in its entirety as follows:

                  "Section 5.18 Termination of Agreement. Unless otherwise set forth in this Agreement, the rights and obligations of the parties set forth in Article III shall terminate on the earlier of the date on which (i) all of the shares of Series B Preferred Stock and all shares of the

            Series C Preferred Stock held by the Investors are converted into Common Stock of the Company in accordance with the terms of the Series B Certificate of Designation, in the case of the Series B Preferred Stock, and the Series C Certificate of Designation, in the case of the Series C Preferred Stock or (ii) the Investors no longer hold any shares of Senior Preferred Stock and the remaining provisions of the Agreement shall terminate with respect to any Investor or any Shareholder if such party shall cease to own any shares of Common Stock, any shares of Senior Preferred Stock or any Qualifying Rights (as such term is defined in the Preemptive Rights Agreement); provided, however, that any obligations incurred by such party prior to the termination of this Agreement pursuant to this subsection shall continue."

                  (aa) Section 5.2 of the Stockholders' Agreement is amended to read in its entirety as follows:

            "Except as expressly provided in this Agreement, no party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the Majority Shareholders and the Majority Investors. Any Investor may at any time or from time to time assign a proportionate part of its rights, interests or obligations hereunder to any transferee of any shares of Senior Preferred Stock or any share of Common Stock held by such Investor, provided that such transferee meets any applicable qualifications set forth under the definition of 'Investor' in Section 1.1 hereof. herein."

                  (bb) The Stockholders' Agreement is further amended by adding thereto, immediately after Section 5.18 thereof, a new Section 5.19 that shall read in its entirety as follows:

                  "Section 5.19. Group Agreements; Certain Provisions Relating
            to Investor Representative.

                        "(a) The Investors may agree among themselves as to the
            manner in which the Investors will make decisions and take other actions required or permitted to be taken by the Investors as a group or by the Majority Investors under this Agreement. Decisions made in accordance with the procedures set forth in such agreement or, in the absence of such an agreement, made by the Majority Investors shall be binding on all of the Investors. Any notice required or permitted to be given under this Agreement by the Investors or by the Investor

            Representative must either (i) be executed by the Majority Investors or (ii) executed by the Investor Representative, in which case each Person to whom such notice is addressed may assume that the Investor Representative has power and authority to do so and to rely conclusively on such notice as the action of such group.

                        "(b) Notwithstanding any other provision of this
            Agreement, the obligations and liabilities of the Investors hereunder shall be several and not joint, and no Investor shall have any obligation or liability for the obligations or liabilities of any other Investor if such other member fails to perform or discharge such obligations or liabilities or otherwise. No provision of this Agreement shall be construed as creating any concept of 'group' liability.

                        "(c) No Investor Representative shall be liable, in
            damages or otherwise, to any Investor, the Company, any Shareholder or any other Person for any act or failure to act which act was within the scope of authority conferred on such Investor Representative by this Agreement unless such act or omission constituted fraudulent or willful misconduct. Each Investor Representative shall be indemnified by the Investors for liability for damages and expenses, including reasonable attorneys' fees, judgments and settlements, resulting from a threatened, pending or completed claim, action, investigation, suit or proceeding involving such Investor Representative by reason of acts or omissions by such Investor Representative relating to his or her service in such capacity, provided his or her actions did not constitute fraud or willful misconduct. The indemnification liabilities and obligations of the Investors shall be borne by them in proportion to their respective Liability Percentages. The 'Liability Percentage' of any Investor as of any time means the percentage of the aggregate Liquidation Price of all shares of Senior Preferred Stock then held by all Investors represented by the total Liquidation Price of all shares of Senior Preferred Stock then held by such Investor. The provisions of this Section 5.19 shall inure to the benefit of and be enforceable by each Investor Representative and former Investor Representative."

            3. Admission of New Investor as Party to the Stockholders' Agreement. The New Investor hereby agrees to become, effective as of the date hereof, a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Stockholders' Agreement, as amended pursuant to Section 2 hereof, and to be bound by the terms and provisions thereof. Each of the other parties hereto consents and agrees that, effective as of the date hereof, the New Investor shall be a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Stockholders' Agreement, as amended pursuant to Section 2 hereof.

            4. Approval Under Section 3.8(a) of Stockholders' Agreement. Pursuant to Section 3.8(a) of the Stockholders' Agreement, each of 21st Century Communications Partners, L.P., a Delaware limited partnership, 21st Century Communications T-E Partners, L.P., a Delaware limited partnership, and 21st Century Communications Foreign Partners, L.P., a Delaware limited partnership, which constitute all of the Investors prior to the admission of the New Investor as a party to the Stockholders' Agreement, in their capacities as such Investors, hereby consent to (i) the execution, delivery and performance by the Company of the Series C Purchase Agreement and any Co-Investment Agreement (as such terms are defined under Section 2(k) of this First Amendment); (ii) the consummation of the transactions contemplated by the Series C Purchase Agreement and any Co-Investment Agreement, including, without limitation, the issuance and sale of shares of the Series C Preferred Stock (as defined under Section 2(k) of this First Amendment) pursuant thereto and the issuances of shares of Series C Preferred Stock pursuant to the Additional Purchase Agreements (subject to the applicable limitations and requirements set forth in Section 2.4 of the Series C Preferred Stock); (iii) the execution, delivery and performance by the Company of the Allonge dated as of the date hereof and in the form of Exhibit A hereto and the issuance by the Company to Gerard P. Joyce of 6,494 shares of the Series C Preferred Stock as payment in full of $500,038 of the principal amount of the Note referred to therein; and (iv) the execution, delivery and performance by the Company of the Second Amendment to Employment Agreement dated as of the date hereof and in the form of Exhibit B hereto. The Company covenants to and agrees with the Investors that, without the prior written consent of the Majority Investors, the Company shall not consent or agree to amend, modify or supplement, grant any waiver or release of, under or with respect to, or forbear to exercise or assert any right, benefit or claim existing or arising by virtue of the terms, conditions or provisions of any of such Allonge, Note or the Employment Agreement referred to in Exhibit B hereto.

            5. Subsequent Purchase of Series C Shares. The parties anticipate that the Company will enter into a stock purchase agreement pursuant to which Lazard (as defined under Section 2(k) above) acquires shares of the Series C Preferred Stock after the date hereof. In the event that such acquisition occurs pursuant to a stock purchase agreement that qualifies as a Co- Investment Agreement (as such term is defined under Section 2(k) of this First Amendment), the parties agree as follows:

            (i) Lazard may become a party to, and an "Initial Investor" and an "Investor" under the Stockholders' Agreement, as amended, by executing and delivering to the Company and each of the other parties to the Stockholders' Agreement, an instrument pursuant to which Lazard agrees to be a party thereto and an "Initial

                  Investor" and an "Investor" under the Stockholders' Agreement, as amended, without the necessity of any consent or action by the parties hereto.

            (ii) If Lazard so agrees to become a party to the Stockholders' Agreement, then the Stockholders' Agreement shall be deemed to be amended, without further action by the parties, to add Lazard as an "Initial Investor" and an "Investor" under the Stockholders' Agreement.

            6. Reaffirmation. The undersigned parties hereby acknowledge that the Stockholders' Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

            IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this First Amendment to Stockholders' Agreement as of the date first above written.


                            [Signature pages follow]

      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this First Amendment to Stockholders' Agreement as of the date first above written.

                                    MENTUS MEDIA CORP.



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:




                                    -----------------------------------
                                    GERARD P. JOYCE



                                    -----------------------------------
                                    THOMAS P. PUGLIESE


                                    21ST CENTURY COMMUNICATIONS
                                    PARTNERS, L.P.

                                    By: SANDLER INVESTMENT
                                        PARTNERS, L.P., General Partner

                                    By: SANDLER CAPITAL MANAGEMENT,
                                        General Partner

                                    By: MJM MEDIA CORP., General Partner



                                    By:
                                       --------------------------------
                                       Michael J. Marocco
                                       President

                                    21ST CENTURY COMMUNICATIONS T-E
                                    PARTNERS, L.P.

                                    By: SANDLER INVESTMENT
                                        PARTNERS, L.P., General Partner

                                    By: SANDLER CAPITAL MANAGEMENT,
                                        General Partner

                                    By: MJM MEDIA CORP.,
                                        General Partner



                                    By:
                                       --------------------------------
                                        Michael J. Marocco
                                         President


                                    21ST CENTURY COMMUNICATIONS
                                    FOREIGN PARTNERS, L.P.

                                    By: SANDLER INVESTMENT
                                        PARTNERS, L.P., General Partner

                                    By: SANDLER CAPITAL
                                        MANAGEMENT, General Partner

                                    By: MJM MEDIA CORP., a General Partner



                                    By:
                                       --------------------------------
                                       Michael J. Marocco
                                       President

                                    PULITZER PUBLISHING COMPANY


                                    By:
                                       --------------------------------
                                       Name:
                                       Title: